Exhibit 32.1

CERTIFICATIONS OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Epizyme, Inc. (the “Company”) for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Robert J. Gould, Ph.D., Chief Executive Officer of the Company, and Jason P. Rhodes, President, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2014

/s/ Robert J. Gould
Robert J. Gould, Ph.D.
Chief Executive Officer

/s/ Jason P. Rhodes
Jason P. Rhodes
President, Chief Financial Officer and Treasurer